SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2008

TELAVA NETWORKS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

          1-14219

           65-0067192

(Commission File Number)

(IRS Employer Identification No.)

353 Sacramento Street, Suite 1500, San Francisco California     94111

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (415) 321-3490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1.           Previous Independent Registered Public Accounting Firm.

A.           On February 28, 2008, Telava Networks, Inc. (the “Registrant’) received the resignation of its independent registered public accounting firm, Bedinger & Company (“Bedinger”), which was effective February 20, 2008.

B.           Bedinger performed the audit of the financial statements of Transnational Financial Networks, Inc. (former registrant) for the fiscal years ended April 30, 2007 and 2006. During these two fiscal years and the subsequent interim period through the date of dismissal, there were no disagreements with Bedinger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bedinger, would have caused it to make reference thereto in its reports on the financial statements for that year.  The audit reports of Bedinger for the fiscal years ended April 30, 2007 and 2006 of Transnational Financial Networks, Inc. did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to Transnational Financial Networks, Inc.’s ability to continue as a going concern.  During the two years ended April 30, 2007 and 2006 and the subsequent interim period through February 27, 2008, neither the Registrant (nor anyone on its behalf) consulted with any other accounting firm regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-X. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult any other firm in respect to these matters during the time periods detailed herein.

C.       The resignation of Bedinger was received by the Board of Directors and the decision to change independent registered public accounting firms was approved by the members of the Board of Directors of the Registrant.

D.           The Registrant provided Bedinger with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter will be filed as Exhibit 16.1 to this Current Report on Form 8-K.

2.           New Independent Registered Public Accounting Firm.

On February 27, 2008, the Registrant has engaged De Joya Griffith & Company, LLC as its new independent certified public accounting firm to audit the Registrant’s financial statements for the fiscal year ended December 31, 2007. Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Regulation S-X Item 304(a)(2). The Registrant has previously filed a Current Report on Form 8-K dated January 22, 2008 in which it provided notice of its election to change the closing date of its fiscal year from April 30 to December 31.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

16.1   Letter dated March 3, 2008 from Bedinger & Company to the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELAVA NETWORKS, INC.

   (Registrant)

Date: March 3, 2008 By:

      /s/ Baldwin Yung

     Baldwin Yung, President and Chief Executive Officer